UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2007

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1440 Davey Road
	Woodridge, Illinois	60517
	(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.*

On March 21, 2007, Advanced Life Sciences Holdings, Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter and full year ended December 31, 2006.  The Company also provided financial and operational highlights from the beginning of 2007 to date and financial and operational guidance for the remainder of 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 20, 2007, the Company’s Board of Directors approved by Unanimous Written Consent an amended Code of Business Conduct and Ethics (the “Code”).  The amendment reiterates the Company’s commitment to the highest standards of business conduct and ethics and applies to all of the Company’s employees, officers and directors.  Pursuant to the amendment, the Company’s employees, officers and directors are required to sign an acknowledgment confirming that each has received, read, understands, and agrees to comply with the Code.   Each year, the Company’s employees, officers and directors are required to sign an acknowledgment indicating continued understanding and willingness to comply with the Code.  The amended Code also provides for a confidential reporting hotline through which any employee may report instances of misconduct anonymously.

The foregoing summary of the amendment to the Code is qualified in its entirety by reference to the amended Code, a copy of which is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

99.1*	Press Release dated March 21, 2007.

99.2	Amended Code of Business Conduct and Ethics, approved March 20, 2007

*     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: March 22, 2007	By: /s/ Michael T. Flavin
Name: Michael T. Flavin, Ph.D.
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1*	Press Release dated March 21, 2007.

99.2	Amended Code of Business Conduct and Ethics, approved March 20, 2007

*       The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.